SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 30, 2010

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 No. 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 30, 2010, Dynegy Inc. (the “Company”) filed a press release announcing that its Board of Directors unanimously recommends that Dynegy stockholders tender shares into the tender offer commenced by an affiliate of Icahn Enterprises LP on December 22, 2010, and that the Company has filed with the Securities and Exchange Commission a Solicitation/Recommendation Statement on Schedule 14D-9 regarding the tender offer.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1	Press Release, issued by the Company, dated December 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: December 30, 2010	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

DYNEGY HOLDINGS INC. (Registrant)

Dated: December 30, 2010	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release, issued by the Company, dated December 30, 2010.